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                     THE EMPIRE BUILDER TAX FREE BOND FUND

                      Supplement Dated September 23, 1997
                      to the Prospectus Dated July 1, 1997

On page 8 of the Prospectus under the subtopic, "Futures and Options", the following information is added after the second full paragraph:

     The Fund may also purchase and sell, subject to the limitations set forth in the Prospectus, futures and options on U.S. Treasury securities ("Treasury Futures") in order to hedge against interest rate changes or other general changes in market values which would be expected to affect the value of the New York Tax Exempt Bonds which the Fund owns or expects to purchase. Changes in value in Treasury Futures resulting from interest rate changes or other general market conditions may not be as closely correlated with the value of New York Tax Exempt Bonds as changes in value of the Index. However, Treasury Futures generally offer greater liquidity than futures contracts on the Index, which reduces the risk that the Fund will not be able to liquidate a position in a futures contract, and may also make Treasury Futures a more effective hedging tool than futures on the Index in some market conditions.

                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                     THEIR PROSPECTUS FOR FUTURE REFERENCE

902005
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                    THE EMPIRE BUILDER TAX FREE BOND FUND


                     Supplement Dated September 23, 1997
        to the Statement of Additional Information Dated July 1, 1997



        On page 5 of the Statement of Additional Information the following sentence should be added to the end of the first paragraph titled, "Special Risks of Transactions in Futures Contracts and Related Options -- Hedging Risks."

        In addition to the degree of correlation to the prices of the Fund's portfolio securities, the Adviser will also consider the liquidity of the market in which that applicable futures contract is traded.



                 INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                    THEIR PROSPECTUS FOR FUTURE REFERENCE.